UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

SENTINEL ENERGY SERVICES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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On February 4, 2019, Sentinel Energy Services Inc., a Delaware corporation, issued the following press release.

Sentinel Energy Services Announces POSTPONEMENT OF SPECIAL MEETING OF STOCKHOLDERS

HOUSTON, TX– February 4, 2019 – Sentinel Energy Services Inc. (Nasdaq: STNL) (“Sentinel” or the “Company”) today announced that it has postponed its special meeting of stockholders (the “Special Meeting”) relating to the proposed business combination (the “Business Combination”) with Strike Capital, LLC (“Strike”), which was scheduled for February 5, 2019. The Company will announce the new date for the Special Meeting at a later time.

About Sentinel Energy Services Inc.

Sentinel is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

About Strike

Strike is a Texas limited liability company and was formed in 2003. Strike provides a full complement of pipeline infrastructure and integrity services, including new construction, make-ready, testing, inspection, maintenance, repairs, rehabilitation, upgrades, facility construction and reconnection. Strike operates through multiple locations across its national footprint, with corporate headquarters located in The Woodlands, Texas. Strike is controlled by a group of investment funds managed by OEP Capital Advisors, L.P.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company has filed a definitive proxy statement with the SEC. The definitive proxy statement and other relevant materials for the Business Combination were mailed to stockholders of the Company. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement and any supplements or amendments thereto, as these materials contain important information about the Company, Strike and the Business Combination.  Stockholders may obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Sentinel Energy Services Inc., 700 Louisiana Street, Suite 2700, Houston, Texas 77002, Attention: General Counsel and Secretary, (281) 407-0686.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s definitive proxy statement, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Sentinel Energy Services Inc., 700 Louisiana Street, Suite 2700, Houston, Texas 77002, Attention: General Counsel and Secretary, (281) 407-0686.

Strike and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the definitive proxy statement for the Business Combination.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and Strike’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to the scheduling of a new date for the Special Meeting. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Strike’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement and plan of merger relating to the Business Combination (the “Transaction Agreement”) or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against the Company and Strike following the announcement of the Transaction Agreement and the transactions contemplated therein; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of the Company or other conditions to closing in the Transaction Agreement; (4) the inability to obtain or maintain the listing of the shares of common stock or warrants of the post-acquisition company on the NYSE following the Business Combination; (5) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that Strike or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the definitive proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

For the Company

Kent Jamison

(281) 407-0686

kent@cslenergy.com

For Strike

Frank McCawley

(713) 389-3000

frank.mccawley@strikeusa.com

For Media

Brian Brooks

(281) 323-6644

Strike.PR@strikeusa.com

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